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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 8, 2007

                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Florida                     001-12111                  65-0271219
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
    of incorporation)                                       Identification No.)


                              1301 Concord Terrace
                             Sunrise, Florida 33323
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                     (Address of principal executive office)


Registrant's telephone number, including area code (954) 384-0175
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Conditions.

On May 10, 2007, Pediatrix Medical Group, Inc. (the "Company") issued a press release announcing revenues and other selected unaudited financial information for the three months ended March 31, 2007 (the "Release"). A copy of the Release is attached hereto as Exhibit 99.1 and is hereby incorporated in this Current Report by reference. The information contained in this Item 2.02, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2007, the Board of Directors of the Company appointed Manuel Kadre to serve as a Director of the Company. The appointment increases the size of the Company's Board of Directors to nine (9) members. There are no arrangements or understandings between Mr. Kadre and any other person pursuant to which Mr. Kadre was elected as a Director, other than the Company's compensation arrangements and plans for non-employee Directors and other policies and procedures which are generally applicable to Directors. Mr. Kadre has been named to the Audit Committee of the Company's Board of Directors. Since the beginning of the Company's last fiscal year, the Company and its subsidiaries have not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which Mr. Kadre had a direct or indirect material interest.

Item 8.01. Other Events.

The Audit Committee of the Company's Board of Directors is continuing its review of the Company's practices relating to its historical stock option grants. As a result of this review, the Company will not be able to file its Form 10-Q for the three months ended March 31, 2007 by the required filing date.

ITEM 9.01    Financial Statements and Exhibits

     (a)     Financial Statements of Business Acquired.

             Not applicable

     (b)     Pro Forma Financial Information.

             Not applicable

     (c)     Shell Company Transactions

             Not applicable

     (d)     Exhibits

     99.1 -  Press Release dated May 10, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PEDIATRIX MEDICAL GROUP, INC.



Date:  May 10, 2007                       By: /s/ Karl B. Wagner
                                             --------------------
                                             Name: Karl B. Wagner
                                             Title: Chief Financial Officer




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                                  EXHIBIT INDEX

 Exhibit No.                    Description

 99.1                   Press Release dated May 10, 2007